UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2006
(Date of Report (Date of earliest event reported))

LONGVIEW FIBRE COMPANY
(Exact name of Registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	001-10061 (Commission File Number)	91-0298760 (I.R.S. Employer Identification No.)

300 Fibre Way, Longview, Washington 98632
(Address of principal executive offices) (Zip Code)

(360) 425-1550
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On February 27, 2006, Longview Fibre Company announced that it had commenced a tender offer and consent solicitation with respect to its outstanding senior subordinated notes.

A copy of the press release related to the tender offer is furnished with this Current Report on Form 8-K as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number     Description

99.1          Press release related to tender offer and consent solicitation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         LONGVIEW FIBRE COMPANY

                                                     By: L. J. MCLAUGHLIN
                                                     Name: L. J. MCLAUGHLIN
                                                           Title:   Senior Vice President-Finance,
                                                        Secretary and Treasurer

Dated: February 27, 2006

EXHIBIT INDEX

Exhibit
Number     Description

99.1          Press release related to tender offer and consent solicitation